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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 24, 1998 (July 22, 1998)
                                                  -----------------------------

                              Wolverine Tube, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        1-12164                    63-0970812
---------------                 ----------------            -----------------
(State or other                 (Commission File             (IRS Employer
jurisdiction of                      Number)               Identification No.
incorporation)


  1525 Perimeter Parkway, Suite 205, Huntsville, Alabama            35806
-------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:      (256) 890-0460
                                                   ----------------------------


                                 Not Applicable
         (Former name or former address, if changed since last report)


                            Exhibit Index at Page 4






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Item 5.  Other Events.

         On July 22, 1998, the Company issued a press release announcing certain financial results for the quarter ending July 4, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements -- None

         (b)  Pro forma Financial Information -- None

         (c)  Exhibits

                  99.1     --       Press Release issued July 22, 1998






















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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Wolverine Tube, Inc.


                                    By: /s/ James E. Deason
                                       -------------------------------------
                                        Name:   James E. Deason
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                  Secretary


Date:  July 24, 1998



















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                                 Exhibit Index


Exhibit No.                  Description of Exhibits                   Page
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
99.1   --        Press Release issued July 22, 1998                     5

























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